INCOME TAXES	12 Months Ended
Dec. 31, 2021
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 10 - INCOME TAXES

Australia

CEGL is subject to a tax rate of 30%.

United States

CAC, CEG, NBGI and Naked Inc. are subject to a federal tax rate of 21%.

Hong Kong

In accordance with the relevant tax laws and regulations of Hong Kong, a company registered in Hong Kong is subject to income taxes within Hong Kong at the applicable tax rate on taxable income. Effective from April 1, 2018, a two-tier corporate income tax system was officially implemented in Hong Kong, which is 8.25% for the first HK$2.0 million profits, and 16.5% for the subsequent profits. Under the HK tax laws, Hong Kong registered companies are exempt from Hong Kong income tax on its foreign-derived income. The Company’s subsidiaries, CAG HK and Sinomachinery HK, are registered in Hong Kong as intermediate holding companies, subject to an income tax rate of 16.5% for taxable income earned in Hong Kong. Payments of dividends from Hong Kong subsidiaries to CEGL are not subject to any Hong Kong withholding tax.

PRC

Pursuant to the tax laws and regulations of the PRC, the Company’s applicable enterprise income tax (“EIT”) rate is 25%.

(1)	Income taxes

Income tax expenses for the years ended December 31, 2021, 2020 and 2019 are nil.

The components of (loss) profit before income taxes are summarized as follows:

	For the Years Ended December 31,
	2021	2020	2019
PRC	$(5,477,857)	$108,221	$(13,779,840)
Non-PRC	(10,943,950)	(5,305,152)	(5,725,630)
Total	$(16,421,807)	$(5,196,931)	$(19,505,470)

The actual income tax expense reported in the consolidated and combined statements of operations and comprehensive loss for years ended December 31, 2021, 2020 and 2019 differs from the amount computed by applying the PRC statutory income tax rate to income before income taxes due to the following:

	For the Years Ended December 31,
	2021	2020	2019
Loss before provision for income tax	$(16,421,807)	$(5,196,931)	$(19,505,470)
PRC statutory income tax rate	25%	25%	25%
Income tax expense at the PRC statutory rate	(4,105,452)	(1,299,233)	(4,876,368)
Effect of differing tax rates	700,336	91,397	33,047
Effect of non-deductible expenses	396,826	95,659	36,694
Effect of research and development deduction	(204,807)	(147,155)	(232,963)
Effect of valuation allowance	3,213,097	1,259,332	5,039,590
Total income tax expense	-	-	-
Effective income tax rate	0%	0%	0%

(2)	Deferred taxes assets, net

The tax effects of temporary differences that give rise to the deferred income tax assets balances as of December 31, 2021 and 2020 are as follows:

	December 31, 2021	December 31, 2020
Deferred income tax assets:
Employee share option plan expense*	$-	$4,981,854
Impairment loss	2,013,232	1,993,546
Tax loss carry forwards	12,646,183	12,097,336
Total deferred income tax assets	14,659,415	19,072,736
Valuation allowance	(14,659,415)	(19,072,736)
Deferred income tax assets, net	$-	$-

* In connection with the closing of the Combination, each employee stock option outstanding under the Amended 2016 Plan immediately prior to the closing was automatically converted into an option to purchase a number of ordinary shares of CEGL. The Company does not intend to take a tax deduction for the share-based compensation in Australia as the options were granted primarily to China and US employees. Therefore, the related expense was non-deductible for the year ended December 31, 2021, and the prior year deferred income tax asset balance was written off as of December 31, 2021.

The 2020 deferred tax amounts reflect an update in presentation.

The changes related to valuation allowance are as follows:

	For the Years Ended December 31,
	2021	2020	2019

Balance at the beginning of the year	$19,072,736	$16,969,593	$12,020,484
Additions during the year	3,213,097	1,350,729	5,072,637
Expire of NOL	(1,243,653)	-	-
Write-off of employee stock ownership plans deferred tax asset	(4,981,854)	-	-
Change in tax rate	(959,106)	-	-
Company deregistration	(708,266)	-	-
Exchange rate effect	266,461	752,414	(123,528)
Balance at the end of the year	$14,659,415	$19,072,736	$16,969,593

The valuation allowance as of December 31, 2021 was provided for the deferred income tax assets of certain subsidiaries, which were at cumulative loss positions. In assessing the realization of deferred income tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible or utilizable.

For entities incorporated in Hong Kong, net losses of $976,786 can be carried forward indefinitely.

For entities incorporated in the U.S., federal net operating losses of $13,357,248 can be carried forward indefinitely subject to a limitation in utilization against 80% of annual taxable income.   Federal net operating losses of $3,740,688 and $1,430,246 will expire if unused by 2035 and 2036 respectively.

For entities incorporated in the PRC, net losses can be carried forward for five years.  PRC net losses of $41,251,350 were available to offset future taxable income.  Net losses of $7,973,456, $15,541,874, $7,556,351, $3,362,995, $6,816,673 will expire, if unused, by 2022, 2023, 2024, 2025, and 2026 respectively.

Internal Revenue Code of 1986, as amended (“IRC”), Section 382 provides that, after an ownership change, the amount of a loss corporation’s taxable income for any post-change year that may be offset by pre-change losses shall not exceed the IRC Section 382 limitation for that year. The IRC Section 382 limitation generally equals the fair market value of the old loss corporation multiplied by the long-term tax-exempt rate. A loss corporation is any corporation that has a net operating loss, a net operating loss carryforward, or a net unrealized built-in loss for the taxable year in which the ownership change occurs. An ownership change is a greater than 50-percentage point increase in ownership by five-percent shareholders.

The Company has not yet performed an IRC Section 382 analysis to determine whether an ownership change has occurred and whether any tax attributes are limited. The Company has recorded a full valuation allowance against its deferred tax assets and does not expect to utilize its tax attributes. Once the Company utilizes its tax attributes, a complete IRC Section 382 analysis will be performed.

Uncertain tax positions

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of December 31, 2021 and 2020, the Company did not have any significant unrecognized uncertain tax positions or any unrecognized liabilities, interest or penalties associated with unrecognized tax benefits. The Company does not believe that its uncertain tax benefits position will materially change over the next twelve months.